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EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 23, 1998 included in this Form 10-K, into the Company's previously filed Form S-8 registration statements File Nos. 33-84592, 33-84594, 33-15493 and 33-15499.



                                            /s/ ARTHUR ANDERSEN LLP
                                            -----------------------
                                            ARTHUR ANDERSEN LLP

Los Angeles, California
March 31, 1998